UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                SAVWATT USA, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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(2)  Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    4)   Date Filed:
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
                                SAVWATT USA, INC.
                         6801 Eastern Avenue, Suite 203
                            Baltimore, Maryland 21224


RE: Notice of Proposed Actions by Written Consent of the Holders of a Majority of the Voting Power To Take Effect on or About April 30, 2011


To the Stockholders of SavWatt USA, Inc.:

     We are notifying our stockholders of record on March 30, 2011, that our Board of Directors has approved, and stockholders representing a majority of the votes of our outstanding common stock, have executed written consents for the following corporate actions:

     (1) Approving our Amended and Restated Certificate of Incorporation, and adopting amended Bylaws;

     (2) Approving our 2011 Equity Incentive Plan; and

     (3) Amending and restating the Certificate of Designations for our Series A Convertible Preferred Stock.

     Under the Delaware General Corporation Law, stockholder action may be taken by written consent without a meeting of stockholders, through a written consent signed by a majority of the votes of all of our stock. This letter and the accompanying information statement are intended to provide notice and explain to you these actions, in accordance with applicable Securities and Exchange Commission rules and Delaware law. Under applicable SEC rules, these corporate actions will not become effective until at least 20 calendar days after the date that we mail or otherwise provide the accompanying information statement, which we anticipate will occur on or about April 30, 2011.

     We urge you to read the accompanying information statement in its entirety for a description of these corporate actions. You are not required to take any action in response to this notice or the accompanying information statement. On or about April 10, 2011, we plan on mailing these materials, or using other means, to make them available, to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               By order of the Board of Directors,


                               /s/ Isaac H. Sutton, President
                               ------------------------------------

Baltimore, MD
April __, 2011

                                SavWatt USA, Inc.
                         6801 Eastern Avenue, Suite 203
                            Baltimore, Maryland 21224

                              INFORMATION STATEMENT
                CONSENT ACTION BY STOCKHOLDERS WITHOUT A MEETING

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is furnished to all holders of the Common Stock and the holders of the Preferred Stock of the Company in connection with proposed action by the holders of the majority of the voting power of the Company to take the following action:

     (1) Approving our Amended and Restated Certificate of Incorporation, in which the following amendments have been incorporated:

     * Approving the amended and restated Article IV, regarding our authorized capital stock, to expressly permit our Board of Directors authority to create one or more series of preferred stock, with such preferences, conversion and other rights, voting powers restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and in filings with the Delaware Secretary of State;
     * Adding a provision, regarding the protection of directors from certain liabilities, as permitted under Delaware law, to further provide that these protections apply to acts occurring before any repeal of these provisions;
     * Adding a provision making it mandatory for directors and officers be indemnified from liability to the maximum extent permitted under Delaware law; and

     Approving our Amended and Restated Bylaws, which, in addition to an improved and updated format generally:

     * Allow our Board of Directors to determine the number of directors, and permitting as few as one director.
     * Removing a provision, that was contrary to Delaware law, which requires action of stockholders by written consent to be unanimous. Contrary to this provision, the Delaware General Corporation Law provides that unless otherwise provided in the certificate of incorporation, only the written consents with sufficient votes need be obtained which would be necessary at a meeting at which all stockholders entitled to vote were present. Our certificate of incorporation has no such provision. Hence a majority of our voting stock can approve the actions discussed in this information statement by written consent, subject to a requirement that we promptly notify the non-participating stockholders afterwards.

     (2) Approving and adopting our 2011 Equity Incentive Plan.

     (3) Amending and restating the Certificate of Designations, as approved by our Board of Directors, for the issuance of up to 25,000,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred"). We have made some amendments, which set forth certain substantive provisions not affecting the rights of any of our stockholders, to the certificate of designations. The only substantive provision affecting the rights of our stockholders concerns the number of votes to which each share of the preferred stock will be entitled, in matters submitted to a vote of the holders of the Common Stock. In the applicable provision, the votes per preferred share are being reduced from 500 votes per preferred share to 200 votes per preferred share.

     A copy of our Amended and Restated Certificate of Incorporation, in substantially the form to be filed with the Secretary of State of the State of Delaware, is attached to this information statement as Appendix A. A copy of the of the Bylaws, as amended, is attached to this information Statement as Appendix B . A copy of the 2011 Equity Incentive Plan is attached to this information statement as Appendix C, and the Amended and Restated Certificate of Designations for the Series A Convertible Preferred Stock, in substantially the form to be filed with the Delaware Secretary of State, is attached hereto as Appendix D.

     References to the "Company," "we," "us," or "our" in this notice and information statement refer to SavWatt USA, Inc. unless otherwise indicated by context.

     Under the Delaware General Corporation Law, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of majority of the aggregate number of votes of our Common Stock plus the votes given to holders of our Series A Convertible Preferred Stock (voting with the Common Stock), is sufficient under the General Corporation Law. Accordingly, the actions described above will not be submitted to our stockholders generally for a vote. This letter and the accompanying information statement are intended to notify you of the these stockholder actions in accordance with applicable Securities and Exchange Commission rules and Section 228 of the Delaware General Corporation Law.

     Under Section 228(e) of the Delaware General Corporation Law, where stockholder action is taken without a meeting by less than unanimous written consent, prompt notice of the taking of such corporate action must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation as provided in subsection (c) of Section 228. This letter is also intended to serve as the notice required by Section 228(e) of the General Corporation Law .

     The action is proposed to occur on or about April 30, 2011. This Information Statement is first being mailed to stockholders, or otherwise provided to our stockholders, on or about April 10, 2011. Under applicable SEC rules, these corporate actions will not become effective until at least 20 calendar days after the date of the initial mailing or providing this information statement, on or about April 30, 2011.

     Only stockholders of record at the close of business on March 30, 2011 are entitled to notice of the action to be taken. There will be no vote on the matters by the stockholders of the Company because the proposed action will be accomplished by the written consent of holders of a majority of the aggregate number of votes of our outstanding Common Stock plus the number of votes possessed by holders of our Series A Preferred, as is sufficient under the Delaware General Corporation Law. The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Delaware Law, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

     Holders of the majority of the aggregate number of votes pertaining to both the outstanding Common Stock and the Series A Preferred (which have certain rights to vote with the Common Stock) have adopted, ratified and approved resolutions to effect the actions described. No other votes are required or necessary.

OUTSTANDING VOTING SECURITIES

     The Board of Directors has fixed the close of business on March 30, 2011 as the record date for determination of the common and preferred stockholders entitled to notice of proposed action by written consent.

     At the record date, the Company had outstanding 278,504,388 shares of common stock, par value $.0001 per share, and 5,000,000 shares of Series A Preferred Stock outstanding. The holders of our Series A Preferred Stock are entitled to vote on all matters submitted to the shareholders for a vote, including the election of directors, together with our Common Stock. Currently, the holders of our Series A Preferred Stock are entitled to 500 votes for each share of Series A Preferred Stock they own.

     On the Record Date, two entities entitled to cast 2,550,723,310 votes (or 92% of total votes entitled to be cast) voted to approve the corporate actions. These consents, by holders of both common and preferred stock, are sufficient under Delaware Law, without any further action, to provide the necessary stockholder approval of these actions.

                         DISSENTER'S RIGHTS OF APPRAISAL

     The Delaware General Corporation Law does not provide for dissenter's rights of appraisal in connection with the corporate actions to be taken as set forth in this information statement.

                          CORPORATE ACTIONS TO BE TAKEN

                        AMENDMENT AND RESTATEMENT OF THE
                     CERTIFICATE OF INCORPORATION AND BYLAWS

     The present Certificate of Incorporation, as amended, authorizes the Company to issue up to 2,000,000,000 shares of Common Stock, par value $0.0001, and up to 200,000,000 shares of Preferred Stock, par value $0.0001. In addition, on January 10, 2011, the Company further amended its Certificate of Incorporation by filing, with the Delaware Secretary of State, a Certificate of Designations for the issuance of up to 25,000,000 shares of Series A Convertible Preferred Stock. The Certificate of Designations and amendments to be made to the certificate are discussed below in the discussion of the Amended and Restated Certificate of Designations for our Series A Convertible Preferred Stock.

     Following are the principal amendments to be made to our Certificate of Incorporation. We have determined that it is in the best interests of the Company and its stockholders to restate our Certificate of Incorporation, including the further amendments to be made, in order to make it easier for our stockholders or other interested persons to understand all provisions we have included in our Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached to this information statement as Appendix A, and the following amendments are incorporated included. The discussion below is qualified in its entirety by reference to Appendix A.

     We have amended and restated Article IV in its entirety to more fully set forth and identify the provisions and terms applicable to our Common Stock and Preferred Stock. In particular, Article IV now permits our Board of Directors to create such series of Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption, as may be as set forth in resolutions adopted by the Board of Directors and in filings with the Delaware Secretary of State. Article IV, as amended and restated is now more in line with current practice under Delaware Law. It is pursuant to this power that the Board has adopted the Amended and Restated Certificate of Designations for the Series A Convertible Preferred Stock as discussed below.

     The second and third amendments to the Certificate of Incorporation concern the limitation of directors' liability and indemnification of officers and directors, as set forth in Articles VI (director liability) and VII (indemnification of directors and officers). We have added a sentence to Article VI to provide that directors will not be liable for acts committed prior to any amendment or repeal of the provisions of Delaware law and the Company's governing documents that limit their liability. We have also added Article VII to require the maximum indemnification of directors and officers to the maximum extent permitted under the Delaware General Corporation Law. This includes the right to have the Company provide a legal defense to officers and directors and to purchase errors and omissions insurance on behalf of these individuals.

     The Company believes that the diligence exercised by directors and officers arises primarily from their desire to act in the best interests of the Company and not from fear of monetary damage awards. The Company also believes, however, that effective corporate governance is hindered by the threat of personal liability for business judgments made in good faith by directors and officers, and the threat of lawsuits seeking to establish liability for good faith business judgments. Consequently, the Company believes that the elimination of liability and the right to indemnification provided by Articles VI and VII will not affect the level of scrutiny and care exercised by our directors and officers, but will instead serve the Company's best interests by enhancing its ability to attract and retain qualified directors and officers. These measures are not in response to any specific resignation, threat of resignation, or refusal to serve by any present or potential member of the Board of Directors or officers. The Company intends to provide liability insurance for its directors and officers, to the extent such insurance is available to the Company on satisfactory terms.

     Our Bylaws are being amended and restated in their entirety in order include provisions that are presently considered to be good practice. The discussion which follows is also qualified in its entirety by reference to the Amended and Restate Bylaws, which are attached hereto as Appendix B.

     The Amended and Restated Bylaws, as to substance, contain most of the same provisions as the presently effective Bylaws. However, there are two provisions that have been changed which warrant discussion. First, the Amended and Restated Bylaws, in addition to providing that the Board of Directors has the authority to determine how many members will constitute the Board (as is set forth in the present Bylaws), in Article III, Section 2, specifies that the Board may consist of as few as one director irrespective of the number of stockholders. The current Bylaws provide that the number of directors may be less than three only if there are only two stockholders, which would permit two directors, or one stockholder, which would permit one director. The Company believes that permitting this additional flexibility will enhance its ability to constitute a board of directors consisting of the number of directors that will best serve the interests of the Company at any point in time.

     The Bylaws have also been amended to provide that action by written consent of the stockholders may take place if the written consents approving the proposed corporation are sufficient (in this case, a majority) to take the action at a meeting at which all of the shares were represented. The present Bylaws provide only for unanimous written consent, which would not, in any case, be upheld under the Delaware General Corporation Law. The applicable Delaware law states that unless the certificate of incorporation otherwise provides, written consents constituting the number of votes required to take the action are permitted - that is, written consent by the stockholders need not be unanimous (i.e. signed by all of the stockholders) unless the Certificate of Incorporation otherwise provides. There is no such provision in either the original Certificate of Incorporation or in any amendment to the Certificate that would require action by the stockholders by written consent to be unanimous, or would otherwise require consents for a greater proportion of the votes. The new Section 12, in Article II of Amended and Restated Bylaws, regarding actions of the stockholders by written consent, amends the provision in the current Bylaws to accurately reflect Delaware law, which does not require written consents of the stockholders to be unanimous.

    AMENDMENT AND RESTATEMENT OF SAVWATT USA INC. 2011 EQUITY INCENTIVE PLAN

     We are also proposing the adoption of a broad-based equity incentive plan, which provides not only for a number of different types of equity-based awards, but also permits these awards to be made to other employees, as well as directors and officer, and to consultants and advisors. The discussion of the 2011 Equity Incentive Plan is qualified in its entirety by reference to the copy attached hereto as Appendix C.

     The Plan provides for the issuance of equity award for up to 18,000,000 shares of our Common Stock, and is to be administered by the Compensation Committee, which may consist of the Board of Directors. In addition to stock options (both qualified, for income tax purposes, as well as non-qualified option) and stock appreciation rights, the Plan also permits various other types of grants which vest, or may be exercised, based on the Company meeting certain performance goals or participants remaining with the covered over a specified period of time. These other types of equity awards include restricted stock and stock units, which may vest according to terms set by the Compensation Committee. The Plan also includes provisions for protecting participants in the event of corporate restructurings, stock splits, and changes in control of the Company.

     The Company believes that these types of awards, issued as compensation or in recognition of service to the Company, assist in aligning the interests of directors, officers and other employees, as well as consultants and advisors, with the interests of other stockholders of the Company. As such these awards are a useful tool for use in assisting the Company in reaching its goals and maximizing value for our stockholders.

                AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS
                     FOR CLASS A CONVERTIBLE PREFERRED STOCK

     On January 10, 2011, the Company filed a Certificate of Designations for our Series A Convertible Preferred Stock with the Delaware Secretary of State. The certificate of designations provides for the issuance of up to 25,000,000 of the Series A Preferred. Five million shares have been issued to a single holder and are presently outstanding. The discussion in this information statement concerning the Series A Preferred is qualified in its entirety to the copy of the Amended and Restated Certificate of Designations, which is attached as Appendix D.

     The originally filed Series A Certificate of Designations included, provisions permitting the issuance of up to 25,000,000 shares of the Series A Convertible Preferred Stock. In states that the stock does not have any dividend rights, is convertible into ten shares of Common Stock for each preferred share, and includes the procedures for conversion. The original certificate also provides that, upon any liquidation of the corporation, the preferred shares will be automatically converted into common stock, which will have no liquidation preference. The original certificate also includes provisions for adjustment to the conversion ratio in the event of stock splits, stock dividends or other distributions of the Company's stock or combinations into a smaller number of common stock. The certificate also includes provisions for protecting the rights of preferred holders in the event of adjustments, reclassifications or mergers of the Company's Common Stock. The Company is also required to maintain a sufficient number of common shares available for conversion of all of the outstanding Series A preferred stock.

     The authorized but unissued shares of preferred stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion have the power to determine the relative powers, preferences, and rights of each series of preferred stock.

     The only material, substantive change to the terms of the Series A preferred is in the number of votes to which each share of preferred stock is entitled. Whereas paragraph (f) of the originally filed certificate of designations provided that each share of Series A preferred would have 500 votes with respect to any matters considered and voted upon by the holders of the Company's Common Stock, the analogous provision in the Amended and Restated

Certificate of Designations for the Series A Convertible Preferred Stock, which has been renumbered as Section 5, each preferred share will now be entitled to 200 votes with the common shares. The Company deemed this amendment advisable in considering the number of votes the five million outstanding preferred shares would have as compared to the total authorized two billion shares of Common Stock.

     The creation of a new class of Common and/or Preferred Stock could have potential negative consequences on the voting power of existing shareholders. For example, the creation of special voting rights such as the right to vote as a separate class on certain corporate actions; the granting of voting rights equal to a certain multiple of shares held; or the right to convert into Common Stock on greater than a one-for-one basis, all of which has the potential to decrease the voting power of the shares of Common Stock held by existing shareholders.

     Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, the purpose of the increase in the authorized common and preferred stock in recent months is to provide the Company's management with the ability to issue shares for future acquisition, financing and operational possibilities, and to pursue its business plan relating to LED lighting, but not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents nor are there any plans or proposals to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

     Shareholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of common stock of the Company.

                                OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following information is required under applicable SEC rules to be included in Schedule 14C, because of the action taken in adopting the 2011 Equity Incentive Plan.

     As of March 30, 2011, the Company had only one director, Isaac H. Sutton, who constitutes the Board of Directors at this time. In addition, as of the foregoing date, there were only two named executive officers, Mr. Sutton, who is the Company's President, and Chief Financial Officer, and Michael Haug, who is the Company's Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                     Change in
                                                                                      Pension
                                                                                     Value and
                                                                    Non-Equity      Nonqualified
 Name and                                                           Incentive         Deferred
 Principal                                     Stock      Option       Plan         Compensation     All Other
 Position         Year   Salary($)  Bonus($)  Awards($)  Awards($) Compensation($)   Earnings($)   Compensation($)  Totals($)
 --------         ----   ---------  --------  ---------  --------- ---------------   -----------   ---------------  ---------
Isaac H. Sutton,  2010    $36,000      --         --        --          --               --              --         $ 36,000
President,
(Principal Executive
Officer) (Principal
Financial and
Accounting Officer)
and Director

Michael Haug,     2010    $42,000      --    $85,000        --          --               --              --         $127,000
Chief Executive
Officer

FAMILY RELATIONSHIPS

     There are no family relationships between or among any of our officers and our director.

STOCK OPTIONS AND WARRANTS

     There were no stock options or warrants outstanding before the date of this information statement.

OPTION/SAR GRANTS TABLE

     There were no stock options/SARS granted, nor equity or stock plans for executive officers and directors before adoption of the 2011 Equity Incentive Plan.

LONG-TERM INCENTIVE PLAN AWARDS

     The Company has had no long-term incentive plans or awards previously.

COMPENSATION OF DIRECTORS

     The Company has no formal or standard compensation arrangement for any of its directors.

EMPLOYMENT CONTRACTS

     On July 1, 2010, the Company entered into an employment contract with Michael Haug, our Chief Executive Officer, for a one year term with a base salary of $84,000 per year. In addition, the Company agreed to issue 2,000,000 shares of common stock to Mr. Haug as a signing bonus and such shares vest at the end of the term of the agreement and have not been issued to date. Mr. Haug will also be entitled to participate in the Company's health care and bonus plans when implemented but not later than December 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following tables set forth certain information regarding beneficial ownership of the Company's capital stock as of March 30, 2011, by (i) each person who is known by the Company to beneficially own more than five percent of any class of the Company's capital stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers of the Company as a group.

                                  COMMON STOCK

Name, Title (if officer or director) and Address        Number of Shares       Percent Owned
------------------------------------------------        ----------------       -------------
Isaac H. Sutton, President and Director (1)                 50,723,310             18.2%
  Sutton Global Associates, Inc.
  475 Park Ave South 30th FL
  New York, New York 10016

Michael Haug, Chief Executive Officer                        2,000,000                *
  6801 Eastern Ave.
  Suite 203
  Baltimore, Maryland 21224

All Executive Officers and
  Directors as a Group (2 persons)                          52,723,310             18.2%

----------
*    Less than 1%
(1) Mr. Sutton has sole voting and dispositive power over these shares since he owns a majority of the common stock of Sutton Global Associates, Inc.

                                PREFERRED STOCK

Name, Title (if officer or director) and Address        Number of Shares       Percent Owned
------------------------------------------------        ----------------       -------------
Isaac H. Sutton, President and Director (1)                5,000,000               100.0%
  Sutton Global Associates, Inc.
  475 Park Ave South 30th FL
  New York, New York 10016

All Executive Officers and
  Directors as a Group (1 person)                          5,000,000               100.0%

----------
(1) Mr. Sutton has sole voting and dispositive power over these shares since owns a majority of the common stock of Sutton Global Associates, Inc. The preferred shares do not include any provision for dividends. Each preferred share is convertible into common stock at the rate of ten common shares for each preferred share, and each share of preferred stock is entitled to 200 votes, voting together on any matter presented for a vote by the Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

     Isaac H. Sutton the Company's President and Sole Director is also a shareholder in SavWatt Industries, LLC and a creditor of the Company. Mr. Sutton, the Company's President and sole Director, is a beneficial owner in Sutton Global Associates, Inc. which has provided short term loans to the Company. Mr. Sutton has entered into a consulting agreement at $60,000 per annum.

     Ludvik Nominees, Pty, Ltd. was the exclusive adviser to Company for the period October 10, 2006 through March 31, 2010. Ludvik Nominees Pty Ltd is 100% owned by Frank Kristan, our former President and Chief Executive Officer. During the period from inception to March 31, 2010 Ludvik Nominees was an advisor to the Company, fees were charged quarterly. Of the total amounts billed, some amounts were converted to our Common Stock, and $913,367 including accrued interest, remains owing.

     We do not have any independent directors or director committee members.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associates of the foregoing persons has any substantial interest, direct or indirect, in the proposed amendments to the Company's Certificate of Incorporation which differs from that of other holders of the Common Stock or the Series A Preferred. No director of the Company opposes the proposed amendments of the Company's Certificate of Incorporation, including the adoption of the Amended and Restated Series A Convertible Preferred Stock Certificate of Designations.

                       NOTICE PURSUANT TO DGCL SECTION 228

Pursuant to Delaware General Corporation Law Section 228, we are required to provide prompt notice of the taking of a corporate action by written consent to our stockholders who have not consented in writing to such action. This Notice and Information Statement serves as the notice required by Section 228.

                             ADDITIONAL INFORMATION

     Please read all the sections of this Information Statement carefully. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

     All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to us at 6801 Eastern Avenue, Suite 203, Baltimore, Maryland 21224. Our telephone number is (866) 641-3507.

Dated: March 31, 2011
                               By order of the Board of Directors,


                               /s/ Isaac H. Sutton, President
                               -------------------------------------

                                                                      APPENDIX A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                SAVWATT USA, Inc.

     SavWatt USA, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies:

     FIRST: The present name of the Company is SavWatt USA, Inc; and the name under which the Company was originally incorporated is Ludvik Capital, Inc., and the date of filing the original certificate of incorporation of the Corporation with the Delaware Secretary of State was October 20, 2006.

     SECOND: The Certificate of Incorporation of the Corporation is hereby amended by:

     1. amending and restating Article IV to read as hereinafter set forth, with the respective numbers and par value of said shares of common and preferred stock remaining unchanged (except for the reference to the designation of 25,000,000 shares of the Series A Convertible Preferred Stock, inasmuch as such reference is not necessary under applicable law; with the former Certificate of Designation for the Series A Preferred Stock being amended and restated and filed herewith);

     2. removing the former Article FIFTH, which set forth the name and addresss of the incorporator, since under applicable law it is not required in the below restatement, and redesignating the former Article SIXTH as the new Article V;

     3. the redesignation of the former Article SEVENTH as the new Article VI, and the addition of the last sentence in the new Article VI;

     4. the addition of Article VII; and

     5. amending and restating the Certificate of Designations for the Series A Convertible Preferred Stock, with the Amended and Restated Certificate of Designations for the Series A Convertible Preferred Stock also being filed herewith.

     THIRD: The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument of SavWatt USA, Inc. without any further amendment other than the amendments herein certified and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

     FOURTH: The amendment and restatement of the Amended and Restated Certificate of Incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

     FIFTH: The certificate of incorporation of the Company, as amended and restated herein, shall at the effected time of this Amended and Restated Certificate of Incorporation, read as follows:

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                SAVWATT USA, Inc.

                                    ARTICLE I
                                      NAME

     The name of the corporation (the "Corporation") is SavWatt USA, Inc.

                                   ARTICLE II
             ADDRESS OF REGISTERED OFFICE; NAME OF REGISTERED AGENT

     The address of its registered office in the State of Delaware is: 1220 North Market Street Suite 806, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is BlumbergExcelsior Corporate Services, Inc.

                                   ARTICLE III
                               PURPOSE AND POWERS

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV
                                  CAPITAL STOCK

     The total number of shares of all classes which the Corporation has authority to issue is 2,200,000,000 of which 2,000,000,000 shares shall be Common Stock with a par value of $0.0001 per share, and 200,000,000 shares shall be Preferred Stock with a par value of $0.0001per share.

     The designations and the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock are as follows:

                                  COMMON STOCK

     Subject to all of the rights of the Preferred Stock, as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express restrictions or grant of rights or privileges in this Certificate as may be permitted under applicable law.

                                 PREFERRED STOCK

     The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of each series of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and in filings with the Delaware Secretary of State as required by law from time to time prior to the issuance of any shares of such series.

     The Board of Directors is expressly authorized, prior to issuance, by adopting resolutions providing for the issuance of, or providing for a change in the number of, shares of any particular series of Preferred Stock and, if and to the extent from time to time required by law, by filings with the Delaware Secretary of State to set or change the number of shares to be included in each series of Preferred Stock and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms and conditions of redemption relating to the shares of each such series. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the right of the Common Stock of the Corporation to vote one vote per share on all matters submitted for stockholder action. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

     (a) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 200,000,000);

     (b) the annual distribution rate, if any, on shares of such series, whether distributions shall be cumulative and, if so, from which date or dates;

     (c) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (d) the obligation, if any, of the Corporation to redeem or repurchase shares of such series pursuant to a sinking fund;

     (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

     (f) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

     (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series which may be authorized or permitted under the Delaware General Corporation Law.

     The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

                                    ARTICLE V
                               BOARD OF DIRECTORS

     The Directors shall have power to make and to alter or amend the Bylaws, to fix the amount to be retrieved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchises of the Corporation. With the consent, in writing, and pursuant to a majority vote of the holders of the capital stock issued and outstanding, the Directors shall have authority to dispose, in any manner, of the whole of the property of the Corporation.

     The Bylaws shall determine whether and to what extent the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; no stockholder shall have any right of inspecting any account, or book, or document of the Corporation except as conferred by law or the Bylaws, or by resolution of the stockholders. The stockholders and Directors shall have power to hold their meetings and keep the books, documents and papers of the corporation outside the State of Delaware, at such places as may be, from time to time, designated by the Bylaws or by resolution of the stockholders or Directors, except as otherwise required by the laws of Delaware.

     It is the intention hereof that the objects, purposes and powers specified in Article III hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by references to or inferences from the terms of any other clause or paragraph in this Amended and Restated Certificate of Incorporation, but that the objects, purposes and powers set forth in Article III and each of the clauses and paragraphs of this charter shall be regarded as independent objects, purposes and powers.

                                   ARTICLE VI
                              LIABIITY OF DIRECTORS

     No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except the liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article VI shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

                                   ARTICLE VII
                                 INDEMNIFICATION

     The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation, and is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement either actually and reasonably incurred by him or paid to him in advance of the final disposition of such action, suit or proceeding, in connection with such action, suit or proceeding to the maximum extent permitted by the Delaware General Corporation Law, provided, however, that each such person shall submit to the Board or Directors of the Corporation a sworn statement of request for advancement of expenses, averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation under this Certificate of Incorporation or otherwise. Upon receipt of such undertaking, the Board of Directors of the Corporation shall within 10 calendar days authorize immediate payment of the expenses stated in such undertaking, whereupon such payments shall immediately be made by the Corporation. No security shall be required in connection with any such undertaking and any such undertaking shall be accepted without reference to such person's ability to make repayment. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any Bylaw, agreement, vote of the Directors or stockholders or otherwise. No amendment to or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

IN WITNESS WHEREOF, SavWattt USA, Inc. has caused this Certificate to be signed as of this ____ day of March 2011.

                                SavWatt USA, Inc.


                                By: /s/ Isaac H. Sutton
                                   ---------------------------------
                                   Isaac H. Sutton, President

                                                                      APPENDIX B

--------------------------------------------------------------------------------
                                     BYLAWS

                                       OF

                                SAVWATT USA, INC.
                             A Delaware Corporation
--------------------------------------------------------------------------------

                                    ARTICLE I

                                     OFFICES

     Section 1. Registered Office. The registered office initially shall be at 1220 North Market Street Suite 806, in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                             MEETING OF STOCKHOLDERS

     Section 1. Annual Meeting. An annual meeting of the stockholders for the election of directors shall be held at such place, if any, either within or without the State of Delaware, as shall be designated on an annual basis by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, if any, either within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Any other proper business may be transacted at the annual meeting.

     Section 2. Notice of Annual Meeting. Written notice of the annual meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which the stockholder may be deemed to be present in person and may vote at such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than 60 days before the date of the meeting.

     Section 3. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, or cause a third party to prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

     Section 4. Special Meetings. Special meetings of the stockholders of this corporation, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, shall be called by the President or Secretary at the request in writing of a majority of the members of the Board of Directors or holders of a majority of the total voting power of all outstanding shares of stock of this corporation then entitled to vote, and may not be called absent such a request. Such request shall state the purpose or purposes of the proposed meeting.

     Section 5. Notice of Special Meetings. As soon as reasonably practicable after receipt of a request as provided in Section 4 of this Article II, written notice of a special meeting, stating the place, if any, date (which shall be not less than ten nor more than 60 days from the date of the notice) and hour of the special meeting, the means of remote communications, if any, by which the stockholder may be deemed to be present in person and vote at such special meeting, and the purpose or purposes for which the special meeting is called, shall be given to each stockholder entitled to vote at such special meeting.

     Section 6. Scope of Business at Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 7. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as provided in Section 5 of this Article II.

     Section 8. Qualifications to Vote. The stockholders of record on the books of the corporation at the close of business on the record date as determined by the Board of Directors and only such stockholders shall be entitled to vote at any meeting of stockholders or any adjournment thereof.

     Section 9. Record Date. The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders' meeting and at any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action. The record date shall not be more than 60 nor less than ten days before the date of such meeting, and not more than 60 days prior to any other action. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 10. Action at Meetings. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 11. Voting and Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless it is coupled with an interest sufficient in law to support an irrevocable power.

     Section 12. Action by Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however, that action by written consent to elect directors, if less than unanimous, shall be in lieu of holding an annual meeting only if all the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation by delivery to its registered office in Delaware (by hand or by certified or registered mail, return receipt requested), to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings or meetings of stockholders are recorded.

     An electronic transmission consenting to an action to be taken and transmitted by a stockholder or by a person authorized to act for a stockholder, shall be deemed to be written, signed and dated for the purposes of this Section 12, provided that such electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder or by a person authorized to act for the stockholder and (ii) the date on which such stockholder or authorized person transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded, to the extent and in the manner in which the Board of Directors may from time to time determine.

     Section 13. Meeting by Remote Communication. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, stockholders may participate in a meeting of stockholders by means of remote communication and shall be deemed present in person and permitted to vote at such meeting, provided that
(i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at such meeting by means of remote communication is a stockholder, (ii) the corporation shall implement reasonable measures to provide such stockholders a reasonable opportunity to participate in such meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of such meeting substantially concurrently with such proceedings, and (iii) if any stockholder votes or takes other action at such meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. Powers. The business of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by applicable law or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 2. Number; Election; Tenure and Qualification. The number of directors which shall constitute the whole board shall be fixed from time to time by resolution of the Board of Directors or by the stockholders at an annual meeting of the stockholders (unless the directors are elected by written consent in lieu of an annual meeting as provided in Article II, Section 12). Except as provided in the corporation's Certificate of Incorporation or in Section 3 of this Article III, the directors shall be elected at the annual meeting of the stockholders by a plurality vote of the shares represented in person or by proxy and each director elected shall hold office until his successor is elected and qualified unless he shall resign, become disqualified, disabled or otherwise removed. Directors need not be stockholders. The corporation shall be permitted to have a few as one director constituting the Board of Directors.

     Section 3. Vacancies and Newly Created Directorships. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall serve until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     Section 4. Location of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 5. Meeting of Newly Elected Board of Directors. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of such location.

     Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the President on two days' notice to each director by mail, overnight courier service or facsimile; special meetings shall be called by the President or Secretary in a like manner and on like notice on the written request of two directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the President or Secretary in a like manner and on like notice on the written request of the sole director. Notice may be waived in accordance with Section 229 of the Delaware General Corporation Law.

     Section 8. Quorum and Action at Meetings. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Action Without a Meeting. Unless otherwise restricted by the Certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     Section 10. Telephonic Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 11. Committees. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Section 12. Committee Authority. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving, adopting or recommending to the stockholders any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     Section 13. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required to do so by the Board of Directors.

     Section 14. Director Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 15. Resignation. Any director or officer of the corporation may resign at any time. Each such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.

     Section 16. Removal. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws or applicable law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

                                   ARTICLE IV

                                     NOTICES

     Section 1. Notice to Directors and Stockholders. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given (i) by electronic transmission when such director or stockholder has consented to the delivery of notice in such form, and such notice shall be deemed to be given when directed to the proper facsimile number, electronic mail address or other proper electronic destination or (ii) in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Notice to directors may also be given by telephone (with confirmation of receipt).

     Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a written waiver thereof, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The written or electronic waiver need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at the meeting is not a waiver of any right to object to the consideration of matters required by the Delaware General Corporation Law to be included in the notice of the meeting but not so included, if such objection is expressly made at the meeting.

                                    ARTICLE V

                                    OFFICERS

     Section 1. Enumeration. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice Chairman of the Board. The officers of the corporation shall be chosen by the Board of Directors and shall include a President and a Secretary and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors in its discretion may also choose and elect a Treasurer and/or a Chief Financial Officer and one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a President and a Secretary and such other officers with such other titles as the Board of Directors shall determine.

     Section 3. Appointment of Other Agents. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

     Section 4. Compensation. The salaries of all officers of the corporation shall be fixed by the Board of Directors or a committee thereof. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the President or any Vice President of the corporation.

     Section 5. Tenure. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     Section 6. Chairman of the Board and Vice Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which the Chairman shall be present. The Chairman of the Board shall have and may exercise such powers as are, from time to time, assigned to the Chairman by the Board of Directors and as may be provided by law. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which the Vice Chairman shall be present. The Vice Chairman shall have and may exercise such powers as are, from time to time, assigned to such person by the Board of Directors and as may be provided by law.

     Section 7. President. The President shall be the Chief Executive Officer of the corporation unless such title is assigned to another officer of the corporation. In the absence of a Chairman and Vice Chairman of the Board, the President shall preside as the chairman of meetings of the stockholders and the Board of Directors; and the President shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. If the Board determines to elect both a President and a Chief Executive Officer, their respective duties shall be divided up between the President and Chief Executive Officer as the Board may determine, and either of them may be designated by the Board of Directors as the principal executive officer of the corporation for purposes of filings required to be made with the Securities and Exchange Commission.

     Section 8. Chief Executive Officer. The Board of Directors may, in their discretion, elect a Chief Executive Officer in addition to or in lieu of the President, as they may determine, with such duties and responsibilities, similar or identical to those of the President, their respective duties shall be divided up between the President and Chief Executive Officer as the Board may determine if the Board determines to have both a Chief Executive Officer and President, and either of them may be designated by the Board of Directors as the principal executive officer of the corporation for purposes of filings required to be made with the Securities and Exchange Commission.

     Section 9. Vice President. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. Each Vice President shall perform such duties and have such powers as the Board of Directors may from time to time allocate to such Vice President.

     Section 10. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be subject. The Secretary shall have custody of the corporate seal of the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by such officer's signature.

     Section 11. Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 12. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, President or Chief Executive Officer, taking proper vouchers for such disbursements, and shall render to the President, Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all such transactions as Treasurer and of the financial condition of the corporation. As may be determined by the Board of Directors, the Treasurer may be also designated as the Chief Financial Officer or alternatively may be designated as the Chief Financial Officer, and unless otherwise determined by the Board, such officer shall be designated as the principal accounting and/or financial officer of the corporation for purposes of filings required to be made with the Securities and Exchange Commission

     Section 13. Assistant Treasurer. The Assistant Treasurer, or if there be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

                                  CAPITAL STOCK

     Section 1. Certificates. The shares of the corporation shall be represented by a certificate, unless and until, or to the extent that, the Board of Directors adopts a resolution permitting shares to be uncertificated or issued in book-entry form. Certificates shall be signed by, or in the name of the corporation by, (i) the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be specified.

     Section 2. Class or Series. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the Delaware General Corporation Law or a statement that the corporation will furnish without charge, to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 3. Signature. Any of or all of the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 5. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

     Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the applicable provisions, if any, of the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modified or abolish any such reserve in the manner in which it was created.

     Section 2. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 3. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     Section 4. Seal. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 5. Loans. Subject to the Sarbanes-Oxley Act of 2002, the Board of Directors of the corporation may, without stockholder approval, authorize loans to, or guaranty obligations of, or otherwise assist, including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     Section 1. Scope. The corporation shall, to the fullest extent permitted by
Section 145 of the Delaware General Corporation Law, as that Section may be amended and supplemented from time to time, indemnify any director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines, amounts paid in settlement and/or other matters referred to in or covered by that Section, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Section 2. Advancing Expenses. Expenses (including attorneys' fees) incurred by a present or former director or officer of the corporation in defending a civil, criminal, administrative or investigative action, suit or proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by relevant provisions of the Delaware General Corporation Law; provided, however, the corporation shall not be required to advance such expenses to a director (i) who commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by such director, disclosure of confidential information in violation of such director's fiduciary or contractual obligations to the corporation, or any other willful and deliberate breach in bad faith of such director's duty to the corporation or its stockholders.

     Section 3. Liability Offset. The corporation's obligation to provide indemnification under this Article VIII shall be offset to the extent the indemnified party is indemnified by any other source including, but not limited to, any applicable insurance coverage under a policy maintained by the corporation, the indemnified party or any other person.

     Section 4. Continuing Obligation. The provisions of this Article VIII shall be deemed to be a contract between the corporation and each director of the corporation who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

     Section 5. Nonexclusive. The indemnification and advancement of expenses provided for in this Article VIII shall (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director and
(iii) inure to the benefit of the heirs, executors and administrators of such a person.

     Section 6. Other Persons. In addition to the indemnification rights of directors, officers, employees or agents of the corporation, the Board of Directors in its discretion shall have the power on behalf of the corporation to indemnify any other person made a party to any action, suit or proceeding who the corporation may indemnify under Section 145 of the Delaware General Corporation Law.

     Section 7. Definitions. The phrases and terms set forth in this Article VIII shall be given the same meaning as the identical terms and phrases are given in Section 145 of the Delaware General Corporation Law, as that Section may be amended and supplemented from time to time.

                                   ARTICLE IX

                                   AMENDMENTS

     Except as otherwise provided in the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the holders of a majority of the outstanding voting shares or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                                                                      APPENDIX C

                                SAVWATT USA, INC.

                           2011 EQUITY INCENTIVE PLAN

                            ARTICLE 1. INTRODUCTION.

The Board adopted the Plan effective March ___, 2011. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or stock appreciation rights.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

                            ARTICLE 2. ADMINISTRATION.

2.1 Committee Composition. The Compensation Committee of the Board shall administer the Plan. The Committee shall consist exclusively of two or more members of the Board, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:

     (a) Any listing standards prescribed by the principal securities market on which the Company's equity securities are traded;

     (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code;

     (c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

     (d) Any other requirements imposed by applicable law, regulations or rules.

2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board under the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

2.3 Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

                     ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 18,000,000 plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares available under the Plan may be issued upon the exercise of ISOs. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

3.2 Shares Returned to Reserve. To the extent that Options, SARs or Stock Units are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.

3.3 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of

Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units.

                             ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Section 422(c)(5) of the Code are satisfied.

4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

                               ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to an Optionee in a single fiscal year of the Company shall not cover more than the number of Common Shares as the Board of Directors may, by resolution, determine. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to Options granted pursuant to an assumption of, or substitution for, another option in a manner that would satisfy the requirements of Section 424(a) of the Code, whether or not such Section is applicable.

5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent. In addition, acceleration of exercisability may be required under Section 10.3.

5.6 Modification or Extension of Options. Within the limitations of the Plan, the Committee may modify or extend outstanding Options or may substitute new Options granted under the Plan for outstanding options granted by another issuer. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options shall not be amended to reduce the Exercise Price of such Options or cancel such Options in exchange for cash or other Awards, or for Options with an Exercise Price that is less than the Exercise Price of the original Options, without stockholder approval. No modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

5.7 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish. Except in connection with a corporate transaction involving the Company (including, without limitation, any reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), this Section 5.7 shall not apply to an Option with an Exercise Price that exceeds the Fair Market Value of a Common Share on the date of the buyout, unless the buyout has been approved by the Company's stockholders.

                      ARTICLE 6. PAYMENT FOR OPTION SHARES.

6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by Section 13(k) of the Exchange Act.

6.2 Exercise/Sale. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.3 Other Forms of Payment. With the Committee's consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS.

7.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to an Optionee in a single calendar year shall in no event pertain to more than the number of Common Shares that the Board of Directors may, by resolution, determine. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to SARs granted pursuant to an assumption of, or substitution for, another SAR in a manner that would satisfy the requirements of Section 424(a) of the Code if such Section were applicable.

7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become exercisable as to all or part of the Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 10.3.

7.6 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.

7.7 Modification or Extension of SARs. Within the limitations of the Plan, the Committee may modify or extend outstanding SARs or may substitute new SARs granted under the Plan for outstanding options granted by another issuer. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding SARs shall not be amended to reduce the Exercise Price of such SARs or cancel such SARs in exchange for cash or other Awards, or for SARs with an Exercise Price that is less than the Exercise Price of the original SARs, without stockholder approval. No modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

                          ARTICLE 8. RESTRICTED SHARES.

8.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, past services and future services. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

8.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

8.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

                             ARTICLE 9. STOCK UNITS.

9.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

9.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 10.3.

9.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units.

Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

9.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in such manner and at such times as specified in the Stock Unit Agreement. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

9.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

                    ARTICLE 10. PROTECTION AGAINST DILUTION.

10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

     (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

     (b)  The limitations set forth in Sections 5.2 and 7.2;

     (c) The number of Common Shares covered by each outstanding Option and SAR;

     (d)  The Exercise Price under each outstanding Option and SAR; or

     (e) The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

10.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3 Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:

     (a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

     (b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with Section 424(a) of the Code (whether or not the Options are ISOs).

     (c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with Section 424(a) of the Code (whether or not the Options are ISOs).

     (d) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.

     (e) The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over
          (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Subject to any requirements of Section 409A of the Code necessary to avoid application of Section 409A(a)(1) of the Code with respect to the Awards, such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested. Such payment may be subject to vesting based on the Optionee's continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this SubSection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

     (f) The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested. Such payment may be subject to vesting based on the Participant's continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. Notwithstanding anything to the contrary contained herein, if required to avoid adverse tax consequences under Section 409A(a)(1) of the Code, the distribution date(s) applicable to Stock Units cancelled under this SubSection (f) shall be the date(s) specified in the Stock Unit Agreement. For purposes of this SubSection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

                      ARTICLE 11. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

              ARTICLE 12. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

12.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

12.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

                        ARTICLE 13. LIMITATION ON RIGHTS.

13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise, paying any required Exercise Price, and satisfying any applicable withholding obligations. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan or an Award Agreement.

13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

                            ARTICLE 14. TAX MATTERS.

14.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with any Awards granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

14.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. This Section 14.2 shall apply only to the minimum extent required by applicable tax laws.

14.3 Section 409A Matters. Except to the extent otherwise set forth in an Award Agreement, it is intended that Awards granted under the Plan be exempt from
Section 409A of the Code, and any ambiguity in the terms of Awards and the Plan shall be interpreted consistently with this intent. To the extent an Award is not exempt from Section 409A of the Code, any ambiguity in the terms of such Award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports compliance with the requirements of that statute such that
Section 409A(a)(1) of the Code shall not apply. Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to avoid application of Section 409A(a)(1) of the Code with respect to a Participant who is a "specified employee" within the meaning of Section 409A of the Code at the time of such Service termination, if the payment of any amount under an Award would result in the imposition of additional tax under Section 409A(a)(1) of the Code if paid to the Participant on or within the six (6) month period following Participant's Service termination, then the payment of such amount will not be made until the date six (6) months and one (1) day following the date of Participant's Service termination; provided that if the Participant dies thereafter but before the date that is six (6) months and one (1) day following Service termination, then such amount will be paid to the Participant's estate as soon as practicable following his or her death. In addition, unless otherwise determined by the Committee, with respect to any Award subject to Section 409A of the Code that settles or pays as a result of a termination of the Participant's Service, a Service termination shall mean a "separation of service" as defined under final Treasury Regulations issued under Section 409A of the Code.

                       ARTICLE 15. LIMITATION ON PAYMENTS.

15.1 Scope of Limitation. This Article 15 shall apply to an Award only if:

     (a) The independent auditors selected for this purpose by the Committee (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Section 4999 of the Code), will be greater after the application of this Article 15 than it was before the application of this Article 15; or (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 15 (regardless of the after-tax value of such Award to the Participant).

If this Article 15 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

15.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 15, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code. For purposes of this Article 15, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

15.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount. The Participant's Payments will then be reduced in a manner that (a) first reduces any Payment subject to Code Section 409A (or if there are more than one such Payment, then all such Payments on a pro-rata basis) and then, to the extent necessary and in such manner as the Participant may elect, reduces any Payment(s) that is/are not subject to Code Section 409A; provided that if the Participant does not make such election within 10 days after receipt of the notice described above, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election; and (b) does not result in any Payment becoming subject to Code
Section 409A(a)(1). All determinations made by the Auditors under this Article 15 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

15.4 Overpayments and Underpayments. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code. All such payments under this Section 15.4 shall be made by the end of the Participant's taxable year following the Participant's taxable year in which the taxes that are the subject of the audit or litigation are remitted to the taxing authorities, or where as a result of such audit or litigation no taxes are remitted, the end of the Participant's taxable year following the Participant's taxable year in which the audit is complete or there is a final and non-appealable settlement or other resolution of the litigation.

15.5 Related Corporations. For purposes of this Article 15, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

                         ARTICLE 16. FUTURE OF THE PLAN.

16.1 Term of the Plan. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 16.2, or (b) January 14, 2019.

16.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

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
16.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

                            ARTICLE 17. DEFINITIONS.

17.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

17.2 "Award" means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

17.3 "Board" means the Company's Board of Directors, as constituted from time to time.

17.4 "Change in Control" means:

     (a) The consummation of a merger or consolidation of the Company or any Subsidiary with or into another entity or any other corporate reorganization, if immediately after such transaction the Ownership Percentage (as defined below) of persons who were not stockholders of the Company immediately before such transaction is 30% or more; provided, however, that if such percentage is less than 50%, a majority of the Incumbent Directors (as defined below) may determine prior to the consummation of such transaction that a Change in Control has not occurred after considering all relevant factors;

     (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

     (c) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either
          (i) had been directors of the Company on the date hereof (the "Original Directors") or (ii) were elected, or nominated for election, to the Board with the approval of at least a majority of the sum of
          (A) the Original Directors who were still in office at the time of the election or nomination and (B) the directors whose election or nomination was previously so approved (collectively, the "Incumbent Directors"); or

     (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 25% of the total voting power represented by the Company's then outstanding voting securities.

For purposes of this Section 17.4, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude
(i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Shares.

For purposes of SubSection (a) above, the term "Ownership Percentage" means the percentage of the voting power of the outstanding securities of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity.

For purposes of the proviso in SubSection (a) above, the factors to be considered by the Board in determining that a Change in Control has not occurred shall include, without limitation:

     (i)  The Ownership Percentage;

     (ii) Whether there is a change in the composition of the Board or the board of directors of the continuing or surviving entity;

     (iii) Whether there is a change in the management of the Company or the continuing or surviving entity;

     (iv) The extent of the anticipated change in the business, operations or assets of the Company or the continuing or surviving entity;

     (v) The level of severance benefits available to comparable management at any entity other than the Company resulting from any transaction specified in SubSections (a) through (d) above; and

     (vi) Whether treating the transaction as a Change in Control for purposes of the Plan is necessary or desirable for purposes of achieving the business objectives of the transaction specified in SubSections (a) through (d) above.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

17.5 "Code" means the Internal Revenue Code of 1986, as amended.

17.6 "Committee" means the Compensation Committee of the Board, as further described in Article 2.

17.7 "Common Share" means one share of the common stock of the Company.

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
17.8 "Company" means SavWatt USA, Inc., a Delaware corporation.

17.9 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

17.10 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

17.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

17.12 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

17.13 "Fair Market Value" means the closing sales price (or the closing bid, if no sales were reported) of the Common Shares on the principal U.S. market for Common Shares on the applicable date or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If Common Shares are no longer traded on a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee's determination shall be conclusive and binding on all persons.

17.14 "Involuntary Termination" shall have the meaning given such term in the agreement applicable to the Award or in any other agreement between the Company and the Participant.

17.15 "ISO" means an incentive stock option described in Section 422(b) of the Code.

17.16 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

17.17 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

17.18 "Optionee" means an individual or estate holding an Option or SAR.

17.19 "Outside Director" means a member of the Board who is not an Employee.

17.20 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

17.21 "Participant" means an individual or estate holding an Award.

17.22 "Plan" means this SavWatt USA, Inc. 2011 Equity Incentive Plan, as amended from time to time.

17.23 "Restricted Share" means a Common Share awarded under the Plan.

17.24 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

17.25 "SAR" means a stock appreciation right granted under the Plan.

17.26 "SAR Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

17.27 "Service" means service as an Employee, Outside Director or Consultant.

17.28 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

17.29 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

17.30 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

17.31 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                                                      APPENDIX D

               AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                SAVWATT USA, INC.

--------------------------------------------------------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

--------------------------------------------------------------------------------

     SavWatt USA, Inc., a Delaware corporation (the "Corporation"), hereby certifies that:

     1. The Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes which the Corporation has authority to issue at 2,200,000,000 of which 2,000,000,000 shares shall be Common Stock with a par value of $0.0001 per share, and 200,000,000 shares shall be Preferred Stock with a par value of $0.0001per share.

     2. The Certificate of Incorporation expressly grants to the Board of Directors of the Company (the "Board") authority to provide for the issuance of the shares of preferred stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and rights of the shares of each such series and qualifications, limitations or restrictions thereof.

     3. Pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, by action duly taken on March 9, 2011, adopted resolutions (1) authorizing the issuance and sale of up to 25,000,000 shares of the Corporation's preferred stock, (ii) authorizing the Board to approve the final form of the Certificate of Designations of Series A Convertible Preferred Stock (including Exhibit A attached hereto) substantially in the form approved by the Board, with such changes, subject to certain exceptions, as the Board may approve, and (iii) establishing the number of shares to be included in this series of Cumulative Preferred Stock, and the Board, by action duly taken on March 9, 2011, adopted resolutions (i) approving this final form of the Certificate of Designations of Series A Cumulative Preferred Stock and (ii) fixing the designations, powers, preferences and rights of the shares of this Series A Cumulative Preferred Stock and the qualification, limitations or restrictions thereof as follows:

Section 1. Designation. This series of Preferred Stock created hereby shall be designated as the Series A Cumulative Preferred Stock (the "Series A Stock").

Section 2. Authorized Shares. The number of shares of Series A Stock shall be 25,000,000.

Section 3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation either voluntary or involuntary, after setting apart or paying, in full the preferential amounts due to holder of senior capital stock, if any, the outstanding shares of Series A Stock shall automatically convert into shares of the Corporation's Common Stock, based on the "Conversion Ratio" defined in Section 4 below, and following such automatic conversion, the resulting shares of Common Stock shall have identical liquidation rights with the other shares of Common Stock outstanding in accordance with the General Corporation Law of Delaware.

Section 3. Dividends. The Series A Stock shall not be entitled to receive any dividends.

Section 4. Conversion Rights. Each share of Series A Stock shall be convertible, at the option of the holder, into ten fully paid and nonassessable shares of the Corporation's Common Stock. The foregoing conversion calculation shall be hereinafter referred to as the "Conversion Ratio."

     (a) Conversion Procedures. Upon written notice to the holder, the holder shall effect conversions by surrendering the certificate(s) representing the Series A Stock to be converted to the Corporation, which shall be irrevocable. No later than five trading days after the conversion date, the Corporation will deliver to the holder (i) a certificate or certificates, which shall be subject to restrictive legends, representing the number of shares of Common Stock being acquired upon conversion; provided, however, that the Corporation shall not be obligated to issue such certificates until the Series A Stock is delivered to the Corporation. If the Corporation does not deliver such certificate(s) by the date required under this subsection 4(a), the holder shall be entitled by written notice to the Corporation at any time on or before receipt of such certificate(s) to rescind the conversion.

     (b) Adjustments on Stock Splits, Dividends and Distributions. If the Corporation, at any time while any Series A Stock is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event. Any adjustment made pursuant to this subsection 4(b) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Corporation shall promptly mail to each holder of Series A stock a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     (c) Adjustments on Reclassifications, Consolidations and Mergers. In case of reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of Series A Stock then outstanding shall have the right thereafter to convert such Series A Stock only into shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holder shall be entitled upon such event to receive such amount of securities or property as the shares of Common Stock into which such Series A Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or shares exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give the holder the right to receive the securities or property set forth in this subsection 4(c) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

Section 5. Voting Rights. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series A Stock shall be entitled to two hundred (200) votes for each share of Series A Stock held of record on any matters considered and voted upon by the Corporation's Common Stock.

Section 6. Reservation of Shares of Common Stock. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series A Stock as herein provided, free from preemptive rights or any other actual or contingent purchase rights of persons other than the holders of Class A Stock, such number of shares of Common Stock as shall be issuable upon the conversion of the outstanding Series A Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding Series A Stock, the Corporation will take such corporate action as necessary to increase it authorized shares of Common Stock to such number as shall be sufficient for such purpose. The corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

IN WITNESS WHEREOF, SavWatt USA, Inc. has caused this Certificate to be signed as of this ____ day of March 2011.

                                SavWatt USA, Inc.


                                By: /s/ Isaac H. Sutton
                                   ---------------------------------
                                   Isaac H. Sutton, President